UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 16, 2026 (March 10, 2026 )

Kestrel Group Ltd
 (Exact name of registrant as specified in its charter)

Bermuda	001-42668	98-1833921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Bermudiana Road, Suite 1141,
Pembroke HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	KG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On March 10, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Kestrel Group Ltd, a Bermuda company (the “Company”) approved restricted share awards (“RSAs”) in the amount of $650,000 to each of Mr. Terry Ledbetter, Mr. Bradford Ledbetter, and Mr. Haveron pursuant to the Kestrel Group Ltd. 2025 Equity Incentive Plan for fiscal year 2026. The Committee also approved RSAs in the amount of $1,300,000 each to Mr. Terry Ledbetter, Mr. Bradford Ledbetter, and Mr. Haveron for fiscal year 2025 because the Executives did not receive equity awards in respect of fiscal year 2025 when such awards were granted to other Company employees. The 2025 RSAs to be granted on March 18, 2026 will vest in substantially equal installments with the first installment vesting on the date of grant and the remaining installments on the first two anniversaries of the date of grant. The 2026 RSAs to be granted on March 18, 2026 will vest in substantially equal installments on the first three anniversaries of the date of grant. The description of the RSAs is qualified in its entirety by reference to the form of Restricted Share Award which is included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the Securities and Exchange Commission on November 5, 2025, and is incorporated in this Item 5.02 by reference.
Prior to our business combination with Maiden Holdings, Ltd. (“Maiden”), Mr. Haveron received certain performance-based equity awards pursuant to the Maiden equity incentive plan. The Committee reviewed the terms of those Maiden equity awards on March 10, 2026 and concluded that the awards were no longer capable of vesting or being earned, therefore Mr. Haveron’s Maiden equity awards were cancelled for no consideration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 16, 2026		Kestrel Group Ltd

		By:	/s/ Bradford Luke Ledbetter
		Name:	Bradford Luke Ledbetter
		Title:	Chief Executive Officer